UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2022

FRIEDMAN INDUSTRIES, INCORPORATED
(Exact name of registrant as specified in its charter)

Texas	1-07521	74-1504405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1121 Judson Road Suite 124, Longview, Texas 75601
(Address of principal executive offices, including zip code)

(903) 758-3431
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value	FRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported by Friedman Industries, Incorporated (the “Company”) in its Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2022, the Company was unable to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 (the “Form 10-Q”) within the prescribed time period without unreasonable effort or expense.

On November 15, 2022, the Company received a written notice (the “Notice”) from the Regulation staff of NYSE American LLC (“NYSE”) stating that the Company is not in compliance with the NYSE listing requirements because it has not timely filed the Form 10-Q with the SEC. The Notice has no immediate effect on the listing or trading of the Company’s securities. However, if the Company fails to timely regain compliance with the listing requirements, the Company’s securities will be subject to delisting from NYSE. Under NYSE rules, the NYSE will monitor the Company and the status of the delinquent 10-Q and any subsequent delayed filings during the six-month period from the date of the filing delinquency until the filing delinquency is cured. If the Company fails to cure the filing delinquency within that six-month period, the NYSE may, in its sole discretion, allow an additional six month period to cure. However, the NYSE may in its sole discretion immediately commence suspension and delisting procedures if the Company is subject to delisting pursuant to any other rules of NYSE or the NYSE determines that continued listing is inadvisable or unwarranted under Sections 1001-1006 of the NYSE rules. The NYSE will make a late filer “.LF” indicator available on the consolidated tape.

The Company is working diligently to complete its Form 10-Q. The Company intends to file the Form 10-Q with the SEC as soon as possible.

Item 8.01. Other Events.

On November 22, 2022, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release issued by Friedman Industries, Incorporated on November 22, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN INDUSTRIES, INCORPORATED
Date: November 22, 2022
By: /s/ Alex LaRue
Alex LaRue
Chief Financial Officer, Secretary and Treasurer